STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this "Agreement"), entered into as of the 22 day of June, 2012, (the “Effective Date”) by and between CHRISTOPHER F. BROGDON ("Pledgor"), and GLOBAL CASINOS, INC., a Utah corporation ("Secured Party").

W I T N E S S E T H:

WHEREAS, Pledgor is the owner of 100% of the issued and outstanding stock (collectively, the “Stock”) of Georgia Healthcare REIT, Inc., a Georgia corporation (“Borrower”); and

WHEREAS, Secured Party has made a loan to Borrower in the principal amount of $500,000.00, which loan is evidenced by that certain promissory note of even date herewith (the “Note”); and

WHEREAS, to secure the payment and performance of all obligations of Borrower under the Note, Pledgor wishes to pledge to Secured Party all of its right, title and interest in and to all of the Stock.

NOW, THEREFORE, for and in consideration of the above premises, and for other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

1.

Warranty.  Pledgor hereby represents and warrants to Secured Party that except for the security interest created hereby, Pledgor owns the Stock free and clear of all liens, charges and encumbrances, and that Pledgor has the unencumbered right to pledge the Stock.

2.

Security Interest.  Pledgor hereby unconditionally grants and assigns to Secured Party, its successors and assigns, a continuing security interest in the Stock.  Pledgor has delivered to and deposited with Secured Party herewith all of his right, title and interest in and to the Stock, together with the certificate representing the Stock and Stock power endorsed in blank by Pledgor, as security for (i) all obligations of Pledgor to Secured Party hereunder; and (ii) payment and performance of all obligations of Pledgor to Secured Party under the Note, or any extension, renewal, amendment or modification thereof.  Beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in Pledgor until the occurrence of a default under the terms hereof (as defined in Section 4, below) and until Secured Party shall notify Pledgor of Secured Party's exercise of voting rights to the Stock pursuant to Section 9 of this Agreement.

3.

Additional Stock.  If during the term of this Agreement any change is declared or made in the capital structure of the Company, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor shall be entitled by virtue of Pledgor’s ownership of the Stock shall be immediately delivered to

Secured Party, together with Stock Transfer Power endorsed in blank by Pledgor, and shall thereupon constitute Stock to be held by Secured Party under the terms of this Agreement; and

4.

Default.  In the event of a default under the terms of this Agreement or the Note(any of such occurrences being hereinafter referred to as a "Default"), subject to Pledgor’s right to cure described below, Secured Party may sell or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after ten (10) days' notice to Pledgor, and Secured Party may purchase the Stock or any portion thereof at any public sale.  The proceeds of the public or private sale or other disposition shall be applied (i) to the costs incurred in connection with the sale, expressly including, without limitation, any costs under Section 7(a) hereof; (ii) to any unpaid interest which may have accrued on any obligations secured hereby; (iii) to any unpaid principal; and (iv) to damages incurred by Secured Party by reason of any breach secured against hereby, in such order as Secured Party may determine, and any remaining proceeds shall be paid over to Pledgor or others as by law provided.  In the event the proceeds of the sale or other disposition of the Stock are insufficient to pay such expenses, interest, principal, obligations and damages, Pledgor shall remain liable to Secured Party for any such deficiency.

5.

Additional Rights of Secured Parties.  In addition to its rights and privileges under this Agreement, Secured Party shall have all the rights, powers and privileges of secured parties under the Uniform Commercial Code.

6.

Return of Stock to Pledgor.  Upon payment in full of all principal and interest under the Note and full performance by Pledgor of all covenants, undertakings, and obligations under this Agreement, Secured Party shall return to Pledgor all of the Stock and all rights received by Secured Party as agent for Pledgor as a result of its possessory interest in the Stock.

7.

Disposition of Stock by Agent.  The Stock is not registered under the various Federal or State Securities Acts of the United States and disposition thereof after default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Pledgor understands that upon such disposition, Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered pursuant to Federal and state securities legislation and sold on the open market.  Pledgor therefore agrees that:

(a)

if Secured Party shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, Secured Party shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of similar professional Companies (but shall not be obligated to seek such advice, and the failure to do so shall not be considered in determining the commercial reasonableness of Secured Party's action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

(b)

that such reliance shall be conclusive evidence that Secured Party has handled such disposition in a commercially reasonable manner.

8.

Pledgor's Obligations Absolute.  The obligations of Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens available to Secured Party or its successors, assigns or agents.  Pledgor hereby waives any right to require that an action be brought against any other person or to require that resort be had to any other security in favor of Secured Party or any other person prior to any exercise of rights or remedies hereunder.

9.

Voting Rights.

(a)

For so long as the obligations under the Note remain unpaid, after a Default (subject to Pledgor’s right to cure described in the Note), (i) Secured Party may, upon five (5) days prior written notice to Pledgor of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is Secured Party obligated by the terms of this Agreement to exercise such rights, and (ii) Pledgor hereby appoints Secured Party, which appointment shall be effective on the fifth day following the giving of notice by Secured Party as provided in the foregoing Section 9(a)(i), Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner Secured Party deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b)

For so long as Pledgor shall have the right to vote the Stock, Pledgor covenants and agrees that she will not, without the prior written consent of Secured Party, (i) vote or take any consensual action with respect to the Stock which would constitute a default under this Agreement, (ii) cause, permit, or allow any significant assets of the Company to be leased, sold, conveyed, pledged, hypothecated, transferred or otherwise encumbered or disposed of, at less than its fair market value, or (iii) cause, permit or allow the Company to be dissolved or liquidated or to acquire, be acquired by, merged or consolidated into or with any other person.

10.

Notices.  All notices and other communications required or permitted hereunder shall be in writing and, if mailed by prepaid certified mail, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) days after the postmarked date thereof.  In addition, notices hereunder may be delivered by hand in which event such notice shall be deemed effective when delivered.  Notice of change of address for notice shall also be governed by this Section.  Notices shall be addressed as follows:

If to Pledgor:

Christopher F. Brogdon

Two Buckhead Plaza

3050 Peachtree Road NW

Suite 355

Atlanta, Georgia 30305

If to Secured Party:

Global Casinos, Inc.

1507 Pine Street

Boulder, CO 80302

11.

Binding Agreement.  The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Georgia.  This Agreement, together with all documents referred to herein, constitutes the entire Agreement between Pledgor and Secured Party with respect to the matters addressed herein and may not be modified except by a writing executed by both of the parties hereto.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

12.

Severability.  If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

PLEDGOR:

___/s/ Christopher F. Brogdon______

CHRISTOPHER F. BROGDON

SECURED PARTY:

GLOBAL CASINOS, INC.,

a Utah corporation

By:

__/s/ Clifford L. Neuman______

Name:

Clifford L. Neuman

Title:   President